SCHEDULE 14C

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (only as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                            CAPITAL SOLUTIONS I, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)    Title of each class of securities to which transaction applies:

    (2)    Aggregate number of securities to which transaction applies:

    (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.

 (3) Filing Party:

 (4) Date Filed:
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                                TABLE OF CONTENTS



                                                                          Page

GENERAL INFORMATION.........................................................1

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.....................2

EXECUTIVE OFFICERS..........................................................2

PRINCIPAL STOCKHOLDERS......................................................2

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................3

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE.............................3

APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
TO (A) REVERSE SPLIT THE COMPANY'S COMMON STOCK AND (B) TO EFFECT
AN ADJUSTMENT IN THE TOTAL AUTHORIZED CAPITAL STOCK.........................4

PURPOSE AND EFFECT OF CAPITAL DECREASE......................................5
         GENERAL............................................................5
         REASONS FOR THE REVERSE SPLIT AND
                  REDUCTION OF AUTHORIZED COMMON STOCK......................5
         VOTE REQUIRED......................................................5
         POTENTIAL RISKS OF THE REVERSE SPLIT...............................5
         POTENTIAL EFFECTS OF THE REVERSE SPLIT AND REDUCTION
                  OF AUTHORIZED COMMON STOCK................................6
         EFFECTIVENESS OF THE REVERSE SPLIT AND REDUCTION OF
                           AUTHORIZED COMMON STOCK..........................7
         CERTAIN FEDERAL INCOME TAX CONSEQUENCES............................8

STOCKHOLDERS' RIGHTS........................................................9

DISSENTERS' RIGHTS..........................................................9

EXPENSES....................................................................9

STOCKHOLDERS' SHARING AN ADDRESS............................................9

CONCLUSION..................................................................9

EXHIBIT "A".................................................................10








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                            Capital Solutions I. Inc.
                             6915 Red Road, Suite 2
                           Coral Gables, Florida 33143

                              INFORMATION STATEMENT
      PURSUANT TO SECTION 14(c) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                   Approximate Date of Mailing: June 17 2005

                               GENERAL INFORMATION

Dear Shareholders:

         This information Statement is being furnished by the Board of Directors (the "Board") of Capital Solutions I, Inc. (the "Company") to inform shareholders of the Company of the approval of certain shareholders' actions. This information Statement will be mailed to holders of record of common stock, par value $0.0000001 (the "Common Stock"), of the Company as of the close of business on June 17, 2005. On that date, the Company had outstanding and entitled to vote 783,667,072 shares of its Common Stock. Specifically, this Information Statement relates to the following:

    1. Shareholders' approval of an amendment to the Company's amended Certificate of Incorporation reflecting:

         (a) a reverse split of the Company's Common Stock on a one (1) share for ten (10) shares basis, effective June 17, 2005, and

         (b) an adjustment in the total authorized capital stock to 920,000,000 shares, of which 900,000,000 will be classified as common stock, par value $0.0000001 per share, and 20,000,000 will be classified as Preferred Stock, par value $0.0000001 per share, issuable in series with such powers, designations, preferences and relative, participating, optional or other specific rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

         On June 6, 2005 shareholders owning in the aggregate 400,005,550 shares of Common Stock or approximately 51.4% of the then issued and outstanding Common Stock consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.

                                   Sincerely,

                                   /s/CHRISTOPHER ASTROM
                                   -----------------------------
                                   CHRISTOPHER ASTROM
                                   Chief Executive Officer

                 NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
                 IS REQUIRED IN CONNECTION WITH THIS INFORMATION

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

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                              INFORMATION STATEMENT

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                               EXECUTIVE OFFICERS

    The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

                               Date Became an
Name:                Age       Executive Officer      Position
-----                ---       -----------------      --------

Christopher Astrom    32       August 2001            President, Director
                                                      CEO, CFO

Richard Astrom        57       September 2001         Director, Secretary

                             PRINCIPAL STOCKHOLDERS

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of June 6, 2005 by:

         o each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

         o    each of the Company's named executive officers;

         o    each of the Company's directors; and

         o    all of the Company's executive officers and directors as a group.

         Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Capital Solutions I, Inc., 6915 Red Road, Suite 222, Coral Gables, Florida 33143. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of June 6, 2005, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of June 6, 2005 was 783,667,072. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

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                            Number of Shares of
Name                        Common Stock Owned        Percentage of Class
-------------------         ------------------        -------------------
Christopher Astrom             150,005,550                  19.14%

Richard Astrom                 250,000,000                  31.90%


Officers and Directors
as a Group (2 Persons)         400,005,550                  51.04 %

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities and Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns ten percent or more of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC on Forms 3,4 and 5. Such reporting persons are also required by SEC regulations to furnish the Company with Copies of all such reports that they file in accordance with Section 16(a).

To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and representations made to the Company, no other reports were required, during and with respect to the period ended April 15, 2005 and all reporting persons have complied with all filing requirements to such persons.

                 FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

    This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new Information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

    Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

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                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                CERTIFICATE OF INCORPORATION TO (A) REVERSE SPLIT
           THE COMPANY'S COMMON STOCK AND (B) TO EFFECT AN ADJUSTMENT
                      IN THE TOTAL AUTHORIZED CAPITAL STOCK

Amendment to the Amended Certificate of Incorporation

         The Board of Directors and shareholders holding the necessary number of votes have approved an amendment (the "Charter Amendment") of the Company's amended Certificate of Incorporation (the "Certificate") to (a) article Fourth thereof to effect an adjustment in the total authorized capital stock of the Company (the "Capital Decrease") from 20,000,000,000 to 920,000,000 shares of which 900,000,000 will be classified as common stock, par value $0.0000001 per share, and 20,000,000 will be classified as preferred stock, par value $0.0000001 per share, issuable in series with such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

         As amended, article FOURTH.

         (a) The total number of shares of stock which this corporation is authorized to issue is nine hundred and twenty million (920,000,000), consisting of nine hundred million (900,000,000) shares of common stock, par value $0.0000001 per share and twenty million (20,000,000) shares of preferred stock, par value $0.0000001 per share.

         (b) Each ten (10) shares of Common Stock outstanding at 9:00 a.m. on June 17, 2005, shall be deemed to be one (1) share of Common Stock of the Corporation, par value $0.0000001 per share. There shall be no fractional shares. Odd lots shall be rounded up.

         (c) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the "Board"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions, thereof, as shall be stated in such resolution of the Board providing for the issuance of such series of Preferred Stock.

Second: That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth resolutions approving the amendments set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

Third: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         The Capital Decrease will be effected by filing a Certificate of Amendment to the Amended Certificate of Incorporation with the Secretary of the State of Delaware. The Certificate of Amendment, attached hereto as Exhibit


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

"A", was filed with the Secretary of the State of Delaware on June 15, 2005.

PURPOSE AND EFFECT OF CAPITAL DECREASE

GENERAL

         The board of directors has unanimously approved, and recommended to the stockholders, a proposal to amend the Company's certificate of incorporation to effect a reverse split of the shares of the Company's capital stock issued and outstanding, or held as treasury shares whereby every 10 shares of common stock shall be combined and converted into one share of common stock. The amendment will effect the reverse split by reducing the number of shares of capital stock in accordance with the ratio set forth above, but will not increase the par value of any capital stock, and will not change the number of authorized shares of capital stock except as changed by the terms of the amendment itself. The proposed amendment is set forth on Exhibit "A".

REASONS FOR THE REVERSE SPLIT AND REDUCTION OF AUTHORIZED COMMON STOCK

         In approving the reverse split, the board of directors considered that the Company's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The board of directors also believes that most investment funds are reluctant to invest in lower priced stocks.

         The board of directors proposed the reverse split as one method to attract investors and business opportunities in the Company. The Company believes that the reverse split may improve the price level of the Company's common stock and that this higher share price could help generate additional interest in the Company.

         However, the effect of the reverse split upon the market price for the Company's common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's common stock after the reverse split will rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse split. The market price of the Company's common stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

VOTE REQUIRED

         The affirmative vote of a majority of the Company's voting power is required for approval of this reverse split and amendment to the certificate of incorporation.

POTENTIAL RISKS OF THE REVERSE SPLIT

         Upon effectiveness of the reverse split there can be no assurance that the bid price of the Company's common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from



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

the reverse split, that the reverse split will result in a per share price that will increase its ability to attract and retain employees and other service providers or that the market price of the post-split common stock can be maintained. The market price of the Company's common stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a reverse split.

POTENTIAL EFFECTS OF THE REVERSE SPLIT AND REDUCTION OF AUTHORIZED COMMON STOCK

         General

         Pursuant to the reverse split, each 10 shares of the Company's capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, will become one share of the same class of the Company's capital stock after consummation of the reverse split. Pursuant to the Capital Decrease the authorized shares of common stock will be reduced from 20,000,000,000 to 900,000,000

         Accounting Matters

         The reverse split will not affect the par value of any class of the Company's common stock. As a result, on the effective date of the reverse split, the stated par value capital on the Company's balance sheet attributable to common stock and preferred will be reduced to 1/10 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share will be increased because there will be fewer shares.

         Effect on Authorized and Outstanding Shares

         The Company is currently authorized to issue a maximum of 20 billion shares of common stock and 200 million shares of preferred stock. As of June 6, 2005, there were 783,667,072 shares of common stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of common stock will not change as a result of the reverse split, the number of shares of capital stock issued and outstanding, or held as treasury shares (as well as the number of shares of common stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, divided by 10.

         Nevertheless, pursuant to the Capital Decrease the authorized shares of common stock will be reduced to 900,000,000

         With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of capital stock prior and subsequent to the reverse split will remain the same. It is not anticipated that the Company's financial condition, the percentage owner-


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ship of management, the number of stockholders, or any aspect of the Company's business would materially change, as a result of the reverse split.

         The reverse split will be effected simultaneously for all of the Company's capital stock and the exchange ratio will be the same for all of the Company's capital stock. The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split could result in any stockholders owning a fractional share. See "Fractional Shares" below. To prevent the ownership of fractional shares, the Company has provided that all odd lots will be rounded up. The reverse split will not alter the respective voting rights and other rights of stockholders. Each share of capital stock issued pursuant to the reverse split will remain fully paid and non-assessable.

         The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's common stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed reverse split will not affect the registration of the Company's common stock under the Exchange Act.

         Prevention of Potential Odd Lots

         If approved, the reverse split will result in some stockholders owning "odd-lots" of less than 10 shares of the Company's common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 10 shares. Accordingly, the Company has provided that no fractional shares shall be issued and rather, all odd lots shall be rounded up.

         Increase of Shares of All Classes of Capital Stock Available for Future Issuance

         As a result of the reverse split and the reduction of authorized common stock, there will be a reduction in the number of shares of capital stock issued and outstanding, or held as treasury shares, and an associated decrease in the number of authorized shares which would be unissued and available for future issuance after the reverse split.

EFFECTIVENESS OF THE REVERSE SPLIT AND REDUCTION OF AUTHORIZED COMMON STOCK

         The reverse split and reduction in authorized common stock, as approved by the Company's stockholders, will become effective on June 17, 2005.

         Commencing upon the effective day of the reverse split, each certificate of the Company's capital stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse split in exchange for certificates representing shares of common stock after the reverse split. We in-


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tend to use 1st Global Stock Transfer as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

         The Company will not issue fractional shares in connection with the reverse split. Instead, any fractional share that results from the reverse split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizing certain federal income tax consequences of the reverse split is based on the Internal Revenue Code of 1986, as amended (the "CODE"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

         The receipt of the common stock following the effective date of the reverse split, solely in exchange for the common stock held prior to the reverse split will not generally result in a recognition of gain or loss to the stockholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional share ownership, should be treated in the same manner. The adjusted tax basis of a stockholder in the common stock received after the reverse split will be the same as the adjusted tax basis of the common stock held prior to the reverse split exchanged therefor, and the holding period of the common stock received after the reverse split will include the holding period of the common stock held prior to the reverse split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse split. The Company's views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

         THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE
FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS;


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(B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE
REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

STOCKHOLDERS' RIGHTS

      The elimination of the need for a special meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 228 of the Delaware General Corporations Law (the "DGCL"). This section provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company has chosen to forego a special meeting and obtain the written consent of a majority of the Company's voting power in accordance with Section 228 of the DGCL.

DISSENTERS' RIGHTS

         The Delaware General Corporations Law does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

EXPENSES

         The costs of preparing, printing and mailing this Information Statement will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners.

STOCKHOLDERS SHARING AN ADDRESS

         The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

CONCLUSION

         As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions proposed in this Information Statement. This Information Statement is intended to provide the Company's stockholders the information required by the rules and regulations of the Exchange Act.


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

         By Order of the Board of Directors

          /s/ CHRISTOPHER ASTROM
         -----------------------------
         Christopher Astrom
         CEO


                                    EXHIBIT A

                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            CAPITAL SOLUTIONS I, INC.

First: That the Board of Directors of Capital Solutions I, Inc. (the "Corporation") by Unanimous Written Consent dated as of June 6, 2005, adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation as heretofore amended, declaring said amendments to be advisable and calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

Resolved, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

         FOURTH:

         (a) The total number of shares of stock which this corporation is authorized to issue is nine hundred and twenty million (920,000,000), consisting of nine hundred million (900,000,000) shares of common stock, par value $0.0000001 per share and twenty million (20,000,000) shares of preferred stock, par value $0.0000001 per share.

         (b) Each ten (10) shares of Common Stock outstanding at 9:00 a.m. on June 17, 2005, shall be deemed to be one (1) share of Common Stock of the Corporation, par value $0.0000001 per share. There shall be no fractional shares. Odd lots shall be rounded up.

         (c) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the "Board"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions, thereof, as shall be stated in such resolution of the Board providing for the issuance of such series of Preferred Stock.

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

Second: That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth resolutions approving the amendments set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

Third: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


By:/s/CHRISTOPHER ASTROM
------------------------
(Authorized Officer)

Name:   Christopher Astrom










































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